SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
                of the Securities Exchange Commission Act of 1934


Filed by the Registrant  [X]       Filed by Party other than the Registrant  [_]

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     [as permitted by Rule 14a-6(e)(2)]
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
                              FIRST ECOM.COM, INC.
             (Exact name of Registrant as specified in its charter.)

                        Commission File number 000-27753
--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and O-11.

     1.   Title of each class of securities to which transaction applies:
          ______________________________________________

     2.   Aggregate number of securities to which transaction applies:
          _______________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _____________________

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid: _______________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid; _______________________________
     2.   Form, Schedule or Registration Statement No. __________
     3.   Filing Party: _________________________________________
     4.   Date Filed: ___________________________________________

                              FIRST ECOM.COM, INC.
                    8th Floor Henley Building, 5 Queen's Road
                             Central, Hong Kong, SAR
                                 (852) 2289-9581


Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of First Ecom.com, Inc. to be held on Thursday, January 19, 2001 at Pacific Place Conference Centre, Annapurna Room, 88 Queensway, Hong Kong, SAR at 10:00 A.M. At the Annual Meeting, the Stockholders will be asked:

     1. to elect seven directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

     2. to ratify the appointment of Deloitte Touche Tohmatsu to serve as independent public accountants for the Company's current fiscal year; and

     3. to approve such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The accompanying Notice of 2000 Annual Meeting of Stockholders and Proxy Statement describe more fully the matters to be presented at the Annual Meeting. The Board of Directors recommends that you vote in favor of the specific proposals set forth above.

     Whether or not you expect to be present at the meeting, it is important that you complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope. This will ensure a quorum at the Meeting and avoid additional expense to the Company for further solicitation. In the event you are able to attend the meeting, you may revoke your proxy and vote your shares in person.

"Ermanno Pascutto"

Ermanno Pascutto
Chairman of the Board of Directors
December 8, 2000

Hong Kong, SAR

                              FIRST ECOM.COM, INC.
                    8th Floor Henley Building, 5 Queen's Road
                             Central, Hong Kong, SAR
                                 (852) 2289-9581


                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON January 19, 2001


To the Stockholders of First Ecom.Com, Inc.:

     Notice is hereby given that the 2000 Annual Meeting of Stockholders of First Ecom.com, Inc. (the "Company") will be held on Thursday, January 19, 2001 at Pacific Place Conference Centre, Annapurna Room, 88 Queensway, Hong Kong, SAR at 10:00 A.M. to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

     1. the election of seven directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

     2. a proposal to ratify the appointment of Deloitte Touche Tohmatsu to serve as independent public accountants for the Company's current fiscal year; and

     3. such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 8, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting and at any adjournments thereof. All stockholders are cordially invited to attend the Annual Meeting, but only stockholders of record are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection at the Company's principal executive office during ordinary business hours for a ten-day period prior to the Annual Meeting.

     Whether or not you expect to be present at the meeting, it is important that you complete, sign and date the enclosed proxy card and return it in the enclosed envelope as promptly as possible. This will ensure a quorum at the Meeting and avoid additional expense to the Company for further solicitation. In the event you are able to attend the meeting, you may revoke your proxy and vote your shares in person should you wish to do so.


BY ORDER OF THE BOARD OF DIRECTORS


"Kenneth G.C. Telford"

Kenneth G.C. Telford
Secretary
December 8, 2000

Hong Kong, SAR

                              FIRST ECOM.COM, INC.
                    8th Floor Henley Building, 5 Queen's Road
                             Central, Hong Kong, SAR

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

                   Approximate date proxy material first sent
                                to stockholders:

                                December 19, 2000

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Ecom.com, Inc. (the "Board"), a Nevada Corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held on January 19, 2001 at 10:00 a.m. at Pacific Place Conference Centre, Annapurna Room, 88 Queensway, Hong Kong, SAR and at any and all adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

Solicitation And Revocation Of Proxies

     A form of proxy is being furnished herewith by the Company to each stockholder of record on December 8, 2000 (the "Record Date"), and in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for reasonable costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some stockholders in person, or by mail, telephone, telegraph or facsimile, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

     Proxies duly executed and returned by stockholders and received by the Company before the Meeting, unless a contrary choice is specified in the proxy, will be voted: (i) "FOR" the election of all seven nominee-directors specified herein (ii) "FOR" the ratification and appointment of Deloitte Touche Tohmatsu., independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2000 and (iii) at the discretion of the proxy holders, on any matter that may come before the meeting or any adjournment thereof.

     Where a specification is indicated in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes, however, will not be eligible to vote on the proposals described herein, and neither they nor abstentions will be counted as votes for or against a proposal. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a Director of the Company. Stockholders who execute proxies for the Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Quorum And Voting

     At the close of business on the Record Date, there were 19,210,037 shares of $.0001 par value common stock (the "Common Stock") of the Company outstanding and entitled to vote at the Meeting.

     The presence, in person or by proxy, of the holders of one-third of the outstanding Common Stock is necessary to constitute a quorum at the Meeting and to permit action to be taken by the stockholders at such Meeting. In considering matters which may properly come before the Meeting, each holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the Record Date.

     For a nominee to be elected a Director, a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote must be voted in favor of his election. Abstentions or broker non-votes will have no effect on the outcome of the election of Directors because the Common Stock to which the broker non-votes apply is not considered eligible to vote, and the election is decided by a plurality.

     To ratify the appointment of Deloitte Touche Tohmatsu or vote on such other business as may properly come before the Annual Meeting, a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote must be voted in favor of each proposal. Broker non-votes will have no effect on the outcome of the votes on these proposals because the Common Stock to which they apply is not considered eligible to vote, but an abstention will have the same effect as a vote against the proposals.

Security Ownership Of Certain Beneficial Owners And Management

     The following table and notes set forth as of the Record Date, the number of shares of the Company's Common Stock beneficially owned by (i) each person who served as the Company's Chief Executive Officer during the 1999 fiscal year,
(ii) the highest compensated executive officers who were serving as executive officers at the end of the 1999 fiscal year whose individual total cash compensation for the 1999 fiscal year exceeded $100,000 (the "Named Executive Officers"), (iii) each director and nominee for director of the Company, (iv) all executive officers and directors of the Company as a group and (v) each person or group of persons known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock. All information is taken from or based upon information provided by such persons to the Company or available through public filings by the beneficial owner.

Name and Address                Amount and Nature            Percentage of Class
of Beneficial Owner(1)          Of Beneficial Ownership(2)   Beneficially Owned
----------------------          --------------------------   -------------------
Bank of Bermuda                         2,000,000                   10.4%
6 Front St.
Hamilton, Bermuda

Gregory Pek(3)                          1,700,000                    8.8%

Ravi Daswani(3)                         1,707,461                    8.9%

Power Broadcasting Inc.                 1,333,333                    6.8%
c/o Power Corporation of Canada
751 Victoria Square
Montreal, Quebec, Canada(4)

Douglas Moore(5)                          266,667                    1.4%

Ian Robinson                                 --                       *

Ermanno Pascutto(3)                       400,000                    2.0%
5300 Commerce Court
West, 199 Bay St., Toronto,
Ontario, Canada

James Pratt                                20,000                     *
Unit 3, 41 Bent St.,
Neutral Bay, NSW 2089
Australia

Eric Pinkney                                 --                       *
1283 Crossfield Bend
Mississauga, Ontario
Canada

Directors as a Group                    4,027,461                   20.8%
(7 Persons)(6)

----------

*    Less than one percent.

(1) Unless otherwise indicated, address of record is 8th Floor Henley Building, 5 Queen's Road, Central, Hong Kong.

(2) Beneficial ownership is determined in accordance with the rules of the Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage of beneficial ownership for each person but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company understands that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)  Includes options to purchase 50,000 shares of common stock.

(4)  Includes warrants to purchase 333,333 shares of common stock

(5)  Includes warrants to purchase 66,667 shares of common stock

(6)  Includes options to purchase 150,000 shares of common stock.

                              ELECTION OF DIRECTORS

     The Company's directors are to be elected at each annual meeting of stockholders. The seven nominees for election as directors at this Meeting are set forth below. All are recommended by the Board of Directors of the Company, and each is currently a director of the Company:

                         Gregory Pek
                         Ravi Daswani
                         Ermanno Pascutto
                         Douglas Moore
                         Ian Robinson
                         James Pratt
                         Eric Pinkney

     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

     The seven nominee-directors receiving a plurality of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

Directors And Executive Officers

     The following table sets forth certain information concerning the Directors and Executive Officers of the Company:


Nominee                           Principal Occupation                       Age
-------                           --------------------                       ---

Gregory Pek             Director, President and Co-Chief Executive            45
                        Officer of the Company

Ravi Daswani            Director, Executive Vice President, Co-Chief          33
                        Executive Officer and Chief Operating Officer of the Company

Kenneth G.C. Telford    Chief Financial Officer and Secretary of the          51
                        Company

Ermanno Pascutto        Chairman of the Board of Directors of the             47
                        Company and Senior Legal Advisor to Stikeman
                        Elliott, Toronto, Canada and Hong Kong

Douglas Moore           Director of the Company and Chief Executive           42
                        Officer of Henderson Cyber Limited (listed on the Growth Enterprise Market of the Stock
                        Exchange of Hong Kong)

Ian Robinson            Vice-Chairman of the Board of Directors and           61
                        independent management consultant

James Pratt             Director of the Company and Managing Director of      51
                        Asia Wireless (a division of Telstra Corporation)

Eric Pinkney            Director of the Company, CEO and Director of          38
                        Thornecliff Ventures Limited, a Canadian public company, and President of Ballistic Ventures
                        Inc., a US public company

     Mr. Gregory Pek, 45, was a co-founder of the Company and has served on the Company's Board of Directors since March 1999. He was appointed Chairman of the Board in June 2000, relinquishing the role of CEO and President, which he had held since March 1999. He resumed the position of President and co-CEO in October 2000 and resigned as Chairman in November 2000. From March 1994 to February 1999, Mr. Pek was an Executive Director of David Resources Company Limited and Kong Tai International Holdings Company Limited, and from 1998 to February 1999 he was a director of Singapore Hong Kong Properties Investment Limited. Prior to taking residence in Hong Kong, Mr. Pek was a director and officer of a number of public companies in Canada. Mr. Pek has broad business experience in manufacturing, marketing, finance, regulatory issues (in the United States, Canada, and Hong Kong), and acquisitions.

     Mr. Ravi Daswani, 33, was a co-founder of the Company and has served as the Chief Operating Officer and member of the Board of Directors since March 1999. From December 1997 to February 1999, Mr. Daswani was the Managing Director of Asia Internet Limited, a Hong Kong ISP and one of the reputable system integration companies in Hong Kong. During his tenure with Asia Internet, Mr. Daswani helped establish Sing Web Pte. Ltd., a Singapore based IPP. For more than three years before December 1997, he was the managing director of a wholesale and retail apparel business.

He has established international operations trading in dry goods, consumer electronics, apparel, and Internet services in Africa, Latin America, and Asia.

     Mr. Ken Telford, 51, was hired as the Company's Chief Financial Officer and Secretary in June 2000. Mr. Telford is both a Chartered Accountant (Canada) and Certified Public Accountant (USA). Mr. Telford has been a partner in Sadovnick Telford + Skov, Chartered Accountants in Canada and Telford Sadovnick, PLLC, Certified Public Accountants in the United States since 1994. Mr. Telford was previously also an audit partner in the international accounting firm Touche Ross & Co. (now Deloitte & Touche LLP) as well as Chief Operating Officer and Chief Financial Officer of an automotive rental company. Mr. Telford has advised numerous companies, operating in both North America and Asia Pacific, on a broad range of financial and business matters including the financial management requirements of U.S. publicly listed companies.

     Mr. Ermanno Pascutto, 47, has been a member of the Board of Directors since March 1999 and was appointed Chairman of the Board on November 29, 2000. Mr. Pascutto has for more than five years engaged in the practice of law and has extensive experience in securities regulation and corporate governance. He is a former Deputy Chairman and Executive Director of the Hong Kong Securities and Futures Commission and Executive Director and Chief Operating Officer of the Ontario Securities Commission, the leading securities agency in Canada. Mr. Pascutto was also Director of Market Policy with the Toronto Stock Exchange. He currently practices law in the Toronto and Hong Kong offices of Stikeman Elliott, a major Canadian law firm.

     Mr. Doug Moore, 42, has been a member of the Board of Directors since October 1999. Mr. Moore is the Chief Executive Officer of Henderson Cyber Limited, the high technology subsidiary of the Henderson Group, which comprises Henderson Land Development Company Limited and its subsidiaries. Mr. Moore is also the Head of Strategic Planning of Henderson Land. Mr. Moore is also a non-executive director of Yetimo.com, a B2B portal joint venture of Li & Fung and Lion Natham. From 1994 until earlier this year Mr. Moore was the Head of the Hong Kong Market of Credit Suisse and a Director of Credit Suisse Investment Advisory (Hong Kong) Limited. Prior to 1994 Mr. Moore practiced international and Canadian taxation law with the Hong Kong and Toronto offices of McMillan, Binch, a major Canadian law firm.

     Mr. Ian Robinson, 61, has served on the Company's Board of Directors since February 2000 and was appointed Vice-Chairman of the Board on November 29, 2000. Mr. Robinson has 44 years experience as a professional accountant and was a Senior Partner with Ernst and Young, one of the largest international accounting firms. He has been based in Hong Kong with Ernst and Young since 1980, servicing the Asian region, and has had experience in major countries around the world. Mr. Robinson has specialized in corporate rescue, restructuring, insolvency, investigation, business valuation and trouble shooting generally. He also holds a number of directorships including acting as Chairman of the Audit Committee of Hong Kong Housing Society.

     Mr. James Pratt, 51, was appointed to the Company's Board of Directors in June 2000. Mr. Pratt has been the Managing Director of Asia Wireless, a Division of Telstra

On Air, Telstra Corporation of Australia. He oversees all of Telstra Group's wireless operations and is responsible for their various investments throughout the Asia Pacific Region. Mr. Pratt was formerly Chief Executive Officer of Peoples Phone in Hong Kong since 1996. Prior to this he was general manager of the telecommunications division of Mitsubishi Electric Australia. Mr. Pratt has more than thirty years international management experience in the Asia Pacific telecommunications industry.

     Mr. Eric Pinkney, 38, was appointed to the Company's Board of Directors on November 29, 2000. Mr. Pinkney has a background in finance in the technology sector and works as an independent consultant to companies in North America. Apart from sitting on the board of First Ecom, Mr. Pinkney serves as President and Secretary of Ballistic Ventures Inc. since May 2000 and as President and Director of Thornecliff Ventures Limited, a Canadian listed company, since 1997. In addition, from 1994 through July 2000 he was the Chief Financial Officer of FMC Software Consulting Inc.

Committees Of The Board Of Directors

     The Audit Committee

     The Board established an Audit Committee in February 2000. The Audit Committee is responsible for (i) reviewing the scope of and the fees for the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee consists of Douglas Moore, Eric Pinkney and Ian Robinson.

     The Audit Committee reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 1999 with management, and discussed with the Company's independent auditors at that time the matters required to be discussed by SAS 61. The Audit Committee also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 1999 Annual Report on Form 10-K.

     The Compensation Committee

     The Company established a Compensation Committee in February 2000. The Compensation Committee is responsible for (i) approving compensation of the Chief Executive Officer and (ii) granting Stock Options to Employees. The Compensation Committee consists of Douglas Moore, Ermanno Pascutto and Ian Robinson.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company offers compensation packages designed to attract and retain outstanding employees and to encourage and reward the achievement of corporate goals. Through broad-based employee ownership of the Company's common stock, the Company seeks to align employee financial interests with long-term stockholder value.

     Executive officers receive total compensation packages in line with their responsibilities and expertise. The Company believes that the majority of an executive's compensation should be closely tied to overall Company performance. Accordingly, base salaries for executive officers in most cases are relatively competitive, but are accompanied by significant stock option grants.

     Base Salaries.

     Salaries for the Company's executive officers are based on the executive's contribution to Company performance, level of responsibility, experience and breadth of knowledge. Base salaries for executive officers generally are designed to be competitive with those paid by competitors in the electronic commerce and Internet industries. These base salaries are combined with stock option grants, so that a good portion of the executive's pay is tied to Company performance. The Company did not utilize salary surveys for executive officers in 1999.

     Stock-Based Compensation.

     The Company seeks to align the long-term interests of its executive officers with those of its stockholders. As a result, each executive officer receives a significant stock option grant when he or she joins the Company or is promoted to executive officer. Grant sizes are determined based on various subjective factors, primarily related to the individual's anticipated contributions to the Company's success. The Company intends to grant additional stock options to executive officers from time-to-time based on performance and potential.

     Chief Executive Officer Compensation.

     Mr. Pek received $167,742 in cash compensation from the Company during 1999. Mr. Pek's compensation was competitive with what may have been paid to an individual with similar responsibilities in a similar industry

     Ongoing Review.

     The Compensation Committee will evaluate the Company's compensation policies on an ongoing basis to determine whether they enable the Company to attract, retain and motivate key personnel. To meet these objectives, the Company may from time to time increase salaries, award additional stock options or provide other short- and long-term incentive compensation to executive officers.

     Section 162(m). Compensation payments in excess of $1 million to the Chief Executive Officer or the other four most highly compensated executive officers are subject to a limitation on deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in 2000 to its Chief Executive Officer or any other executive officer to be in excess of $1 million. The Company intends to maintain qualification of its 1999 Stock Option Plan for the performance-based exception to the $1 million limitation on deductibility of compensation payments


                                        The Compensation Committee

                                        Ian Robinson
                                        Douglas Moore
                                        Ermanno Pascutto


     The Nominating Committee

     The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

     Director Compensation

     Directors who are employees of the Company receive no additional compensation for service on the Board of Directors. Directors who are not full time employees during the 1999 fiscal year each received 100,000 stock options.

     On June 22,1999, each of Mr. Cody Cain (who was then a director but who resigned from that position on February 24, 2000 upon becoming employed full time by the Company) and Mr. Pascutto were granted an option to acquire 100,000 shares of the Company's Common Shares exercisable at $7.65 per share. Mr. Moore was granted an option to acquire 100,000 shares of the Company's Common Shares on November 4, 1999 exercisable at $7.65. These options were granted in part as compensation for acting as Directors in 1999. Half of the options will vest twelve months after the grant date and the remaining half will vest twenty-four months after the grant date.

Meetings Of The Board And Committees

     During the fiscal year ended December 31, 1999, all Board action was taken by unanimous consent of the Directors. The Audit Committee and Compensation Committee were formed after the company became registered on January 6, 2000.

Summary Compensation Table

     The following summary compensation table sets forth the cash compensation earned for 1999, by each person who served as the Company's Chief Executive Officer during that year and by each of the executive officers who were serving as executive officers at the end of that year whose individual total cash compensation for that year exceeded $100,000 (the "Named Executive Officers"). The Company paid no compensation to any employee in 1997 or 1998.

                                                               Long Term
                                                             Compensation--
                                                              Common stock
Named and Principal Position        Year        Salary      Underlying Options
----------------------------        ----        ------      ------------------
Gregory Pek                         1999       $167,742          100,000
President &
co-Chief Executive Officer

Ravi Daswani                        1999       $167,742          100,000
Executive Vice President, co-
Chief Executive Officer and
Chief Operating Officer


Option Grants In Last Fiscal Year

     The following table presents information concerning individual grants of options to purchase Common Stock made during the fiscal year ended December 31, 1999, to each of the Named Executive Officers.

                                 Percentage of
                                 Total Options                                  Potential Realizable Value
                                  Granted to       Exercise                      At Assumed Annual Rate of
                   Options       Employees in       of Base      Expiration    Stock Price Appreciation For
    Name         Granted(1,2)     Fiscal Year        Price          Date                Option Term
    ----         ------------    -------------     --------      ----------    ----------------------------
                                                                                     5%            10%
                                                                                  --------       --------
Gregory Pek        100,000            6.6%           $7.65     June 22, 2004      $391,311       $694,122

Ravi Daswani       100,000            6.6%           $7.65     June 22, 2004      $391,311       $694,122

----------

(1) All the options granted are subject to the following vesting schedule: 50% at 12 months from grant; 50% at 24 months from grant.

(2) 50,000 of these grants were rescinded on August 29, 2000 and 50,000 new grants with an exercise price of $5.05 issued subject to the following vesting schedule: 50% at 12 months from grant; 50% at 24 months from grant.

Aggregate Option Exercises In Last Fiscal Year Fiscal Year End Option Values

     The following table sets forth the value of unexercised options to purchase common stock for each Named Executive Officer on December 31, 1999. No options were exercised by the Named Executive Officers during 1999.

                 Number of Securities                Value of Unexercised
Name             Underlying Unexercised Options      In-the-Money Options(1)
                 ------------------------------      -----------------------
                 Exercisable   Unexercisable         Exercisable   Unexercisable
Gregory Pek           0           100,000                 0           $35,000
Ravi Daswani          0           100,000                 0           $35,000

----------
(1)  Based on a December 31, 1999 closing price of $8.00 share.


Stock Performance Graph

The following graph provides a comparison of the performance of the Company's common shares for the period from the commencement of trading in March, 1999 through December 31, 1999, against the performance of the Technology and NASDAQ indices during the same period. The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (collectively the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


                                     FECC
                                  Stock Price        Nasdaq           IIX
                                      US$

      5-Mar-99                        5.00            2337            252
     12-Mar-99                        4.50            2381            267
     19-Mar-99                        6.19            2421            283
     26-Mar-99                        6.67            2419            289
      2-Apr-99 (use 1 Apr)            6.28            2493            310
      9-Apr-99                        8.00            2593            347
     16-Apr-99                       11.06            2484            318
     23-Apr-99                       10.75            2590            342
     30-Apr-99                       11.25            2542            332
      7-May-99                       11.50            2503            309
     14-May-99                       10.06            2527            319
     21-May-99                       10.75            2520            312
     28-May-99                       10.13            2470            297
      4-Jun-99                        9.38            2478            289
     11-Jun-99                        8.13            2447            278
     18-Jun-99                        9.00            2563            296
     25-Jun-99                        9.00            2642            289
      2-Jul-99                        8.63            2741            321
      9-Jul-99                        8.75            2793            327
     16-Jul-99                       10.13            2864            321
     23-Jul-99                        9.81            2692            295
     30-Jul-99                        9.96            2638            278
      6-Aug-99                        8.50            2547            261
     13-Aug-99                        8.75            2637            275
     20-Aug-99                        8.96            2648            286
     27-Aug-99                        8.38            2758            300
      3-Sep-99                        7.75            2843            305
     10-Sep-99                        7.25            2887            313
     17-Sep-99                        7.63            2869            308
     24-Sep-99                        7.75            2740            314
      1-Oct-99                        7.06            2736            322
      8-Oct-99                        7.06            2886            354
     15-Oct-99                        7.00            2731            324
     22-Oct-99                        7.06            2816            334
     29-Oct-99                        8.25            2966            356
      5-Nov-99                        7.97            3102            382
     12-Nov-99                        7.75            3221            414
     19-Nov-99                        8.00            3369            444
     26-Nov-99                        7.63            3447            473
      3-Dec-99                        7.56            3520            474
     10-Dec-99                       10.28            3620            532
     17-Dec-99                        9.00            3753            531
     24-Dec-99 (use 23 Dec)           9.06            3969            553
     31-Dec-99                        8.00            4069            573



Certain Relationships And Related Transactions

     The Company had the following related party transactions during the 1999 fiscal year.

     Mr. Daswani was a 30% shareholder of Asia Internet Limited, which provided technical support, system maintenance and other professional services to the company and purchased computer and office equipment on behalf of the Company. During the year ended December 31, 1999, Asia Internet Limited charged the company $549,580 for the above services. Asia Internet Limited was acquired by the Company on March 31, 2000 for $1.2 million in cash and 24,870 shares of the Company.

     Mr. Pascutto was a partner in a firm of solicitors to which the Company has paid legal fees in the ordinary course of its business. The amount charged by the firm during the year ended December 31, 1999 was $395,364.

     Mr. Cain was a partner in a professional firm to which the Company has paid consultancy fees in the ordinary course of its business. The amount charged by the firm to the company during the year ended December 31, 1999 was $234,319.

     On March 6, 2000, Mr. Moore purchased 200,000 newly issued Units from the Company for $1,900,000, or $9.50 per unit. Each Unit consisted of one share of Common Stock and a warrant to purchase one-third of a share of Common Stock for $11.40. The last sale price of the Common Stock on the date of purchase was $29.25 per share. Mr. Moore's purchases were part of an issuance of 3,228,500 Units by the Company to 15 investors at the same price on the same date.

                             APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has selected the firm of Deloitte Touche Tohmatsu to serve as its independent auditors for the year ended December 31, 2000. While the ratification of the selection of Deloitte Touche Tohmatsu as the Company's independent public accountants is not required to be submitted for stockholder approval, the Board has elected to seek ratification of its selection by the affirmative vote of a majority of the shares represented and voting at the Meeting. Notwithstanding the ratification by the stockholders of the appointment of Deloitte Touche Tohmatsu the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF DELOITTE TOUCHE TOHMATSU. TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 31, 2000.

     Representatives of Deloitte Touche Tohmatsu will attend the Annual Meeting, will have the opportunity to make a statement should they wish to do so and will be available to respond to appropriate questions.

     The Company's former independent auditor, KPMG, resigned on September 21, 2000. The former auditor expressed an unqualified opinion on the financial Statements of the Company for the period from September 16, 1998 (inception) to December 31, 1999.

     The Company engaged the firm of Deloitte Touche Tohmatsu as its new auditor on September 21, 2000. Deloitte Touche Tohmatsu received a letter dated October 26, 2000 from KPMG that they were not aware of any circumstances which would cause concern over the acceptance as auditors of our company and that there were no disagreements between the Company and KPMG in regard to any accounting principles or audit procedures.

                                  OTHER MATTERS

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the Meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

     The Company currently plans to hold its 2001 Annual Meeting of Stockholders on or about June 30, 2001. Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2001 Annual

Meeting of Stockholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on February 28, 2001.

     Under the rules promulgated by the Securities and Exchange Commission, Stockholder proposals not included in the Company's proxy materials for its 2001 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Exchange Act of 1934, as amended, will be considered untimely if notice thereof is received by the Company after February 28, 2001. Management proxies will be authorized to exercise discretionary voting authority with respect to any Stockholder proposal not included in the Company's proxy materials for the 2001 Annual Meeting unless the Company receives notice thereof by February 28, 2001 and the conditions set forth in Rule 14a-4(c)(2) under the Exchange Act of 1934, as amended, are met.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     No filings were required to be made under Section 16(a) of the Securities Exchange Act of 1934, as amended, during 1999 as the company was not registered under Section 12 of that Act until January 6, 2000.

                             ADDITIONAL INFORMATION

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

     The Annual Report of the Company on Form 10-K for the year ended December 31, 1999, which includes financial statements and accompanies this Proxy Statement, is being mailed to the stockholders concurrently herewith, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation material.

     A copy of the exhibits to the Annual Report will be furnished to any Shareholder upon written request and payment of a nominal fee.

                           FIRST ECOM.COM, INC. PROXY

             SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2000 ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD JANUARY 19, 2001


     The undersigned hereby constitutes, appoints, and authorizes Gregory Pek and Ravi Daswani, and each of them acting individually, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the Common Stock of First Ecom.com, Inc., a Nevada corporation, at the 2000 Annual Meeting of the Stockholders to be held January 19, 2001, at Pacific Place Conference Centre, Annapurna Room, 88 Queensway, Hong Kong, SAR at 10:00 a.m. Hong Kong Time, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of 2000 Annual Meeting dated December 8, 2000, receipt of which is hereby acknowledged.

     1. Approval of the election of each of the seven nominees named herein for the office of director to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

[_]  FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

[_]  WITHOLD AUTHORITY TO VOTE FOR ALL LISED BELOW

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                               Gregory Pek
                               Ravi Daswani
                               Ermanno Pascutto
                               Douglas Moore
                               James Pratt
                               Ian Robinson
                               Eric Pinkney

     2. To consider and vote upon a proposal to ratify the appointment of Deloitte Touche Tohmatsu as independent auditors of the Company for the fiscal year ended December 31, 2000.

[_]  FOR

[_]  AGAINST

[_]  ABSTAIN

     3. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

     The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

DATED: ______________________, 200_

___________________________________
Signature(s) of Stockholder(s)

___________________________________
Signature(s) of Stockholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint-tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF FIRST ECOM.COM, INC.

                        PLEASE SIGN AND RETURN THIS PROXY
                      USING THE ENCLOSED PRE-PAID ENVELOPE

                   THE GIVING OF A PROXY WILL NOT AFFECT YOUR
               RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.